Exhibit 10.5

TENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Tenth Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of January 25, 2022, is by and between MORGAN STANLEY BANK, N. A. , a national banking association (together with its successors and assigns, “Buyer”) and CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that c ertain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)
The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

(i)
“Benchmark” means, initially Term SOFR; provided that, if a Benchmark Transition Event and the Benchmark Replacement Date with respect thereto have occurred with respect to the Term SOFR Refer ence Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent such Benchmark Replacement has replaced such Benchmark pursuant to Article 3(l).

(ii)
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Buyer on the applicable Benchmark Replacement Date:

(1)
the sum of: (a) either of (i) Compounded SOFR or (ii) Daily Simple SOFR, as selected by Buyer to be the then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for the applicable loan market and (b) the applicable Benchmark Replacement Adjustment;

(2)
the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; or

(3)
the sum of: (a) the alternate rate of interest that has been selected by Buyer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor in accordance with any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time and (b) the Benchmark Replacement Adjustment.

If at any time the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.

(iii)
“Benchmark Replacement Conforming Changes” means, with respect to the use or administration of Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including but not limited to changes to the definition of “Business Day,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of price differential, timing of Transaction requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Buyer determines is reasonably necessary in connection with the administration of this Agreement).

(iv)
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark or if the then current Benchmark is Term SOFR, with respect to the Ter m SOFR Reference Rate:

(1)
in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on w hic h the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)
in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, (i) if the event giving rise to the Benc hmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause

(1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

(v)
“Business Day” shall mean any day other than (1) a Saturday or Sunday and (2) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, Custodian or Buyer is authorized or obligated by law or executive order to be closed.

(vi)
“Concentration Limits” shall mean, (a) with respect to any New Asset, the Purchase Price of such New Asset does not exceed 50% of the Facility Amount and/or (b) the aggregate Purchase Price of all Purchased Assets that are secured by hospitality properties, together with the aggregate unfunded Future Advance Purchases that Buyer has agr eed to make, subject to satisfaction of the conditions set forth in the applic able Confirmation with respect to such Purchased Assets, not to exceed 35% of the Facility Amount (or such higher limit as may be approved by Buyer in its sole discretion).

(vii)
“Facility Termination Date” shall mean January 26, 2023, as the same may be extended in accordance with Section 9(a) of this Agreement.

(viii)
“Floor” means zero (0) or such other rate with respect to a Transaction as set forth in the related Confirmation.

(ix)
“Pricing Rate” shall mean, for any Pricing Period with respect to a Purchased Asset, an annual rate equal to the Benchmark for such Pricing Period, plus the Applicable Spread for the related Purchased Asset (subject to adjustment and/or conversion as provided in Sections 3(l), 3(m), and 3(q) of this Agreement).

(x)
“Reference Time” means, with respect to any setting of the then-cur rent Benchmark means (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark not Term SOFR, the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.

(xi)
“Term SOFR” means, with respect to any advance of a Purchase Price or Future Advance Purchase for any day, the Term SOFR Reference Rate for a tenor comparable to the applicable Pricing Period on the day ( suc h day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator for such day at 6:00 a.m. (New York City time); provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the foregoing tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to suc h Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall be less than the Floor, then Term SOFR shall be deemed to be the Floor.

(b)
The following definitions are hereby added in Article 2 of the Master Repurchase Agreement in correct alphabetical order:

(i)
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Buyer in its reasonable discretion).

(ii)
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

(iii)
“Term SOFR Determination Day” shall have the meaning set forth in the definition of Term SOFR in this Agreement.

(iv)
“U.S. Government Securities Business Day” means any day except for

(a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for pur poses of trading in United States government securities.

(c)
The following definitions in Article 2 of the Master Repurchase Agreement and all references thereto are hereby deleted in their entirety: “Early Opt-in Election”; “LIBOR”; and “Pricing Rate Reset Date”.

(d)
Section 3(l) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(l) (i) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and a Benchmark Replacement Date w ith respect thereto have occurred prior to the Reference Time in connection with any setting of the then-current Benchmark, then such Benchmark Replacement will replac e the then-current Benchmark for all purposes under this Agreement and under any other Transaction Document in respect of such Benchmark setting and subsequent

Benchmark settings without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Transaction Document.

(ii) Notwithstanding the forgoing, in the event that Buyer shall have determined (which determination shall be conclusive and binding upon Seller absent manifest error) that by reason of circumstances affecting the relevant market or otherwise, (i) adequate and reasonable means do not exist for ascertaining the applicable Benchmar k, but a Benchmark Transition Event (as provided in the definition of Benchmark Transition Event as set forth herein) has not yet occurred or (ii) the Benchmark does not fairly and accurately reflect the costs to Buyers of effecting or maintaining the Transactions, then Buyer shall give written notice to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to all outstanding Transactions, until such notice has been withdrawn by Buyer, shall be a per annum rate equal to the sum of (i) the greater of (x) the Federal Funds Rate and (y) the Floor , plus

(ii) 0.25%, plus (iii) the Applicable Spread.”

(e)
Section 3(m) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(m) (i) In connection with the implementation and administration of a Benchmark Replacement, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Transaction Document.

(ii) Buyer will promptly notify Seller of (A) any occurrence of (i) a Benchmark Transition Event and (ii) the Benchmark Replacement Date with respect thereto, (B) the implementation of any Benchmark Replacement, and (C) the effectiveness of any Benchmark Replacement Conforming Changes.

Any determination, decision or election that may be made by Buyer pursuant to Section 3(l) or this Section 3(m), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, cir c umstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in the sole discretion of Buyer and without consent from Seller or any other party to any other Transaction Document.”

(f)
Section 9(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before: (i) January 26, 2023, Seller has one (1) option to extend the then current Facility Termination Date to January 26, 2024 and (ii) January 26, 2024, Seller has one (1) option to request an extension of the then current Facility Termination Date to January 26, 2025. Seller may only exercise the extension referred to in clause (i) of the preceding sentence if on or before the then current Facility Termination Date, Seller shall have paid the Extension

Fee to Buyer. Such request referred to in clause (ii) of the second preceding sentence may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (x) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the then current Facility Termination Date, (y) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the then current Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disc losed to Buyer in an Exception Report prior to such date and approved by Buyer), and (z) on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer.”

(g)
Exhibit I to the Master Repurchase Agreement is hereby amended by replacing “LIBOR” with “Term SOFR”.

(h)
Exhibit III to the Master Repurchase Agreement is hereby amended by replacing “LIBOR” with “Term SOFR” in representation (49).

2.
Seller Representations. Seller hereby represents and warrants that:

(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b)
all representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report); and

(c)
(i) no amendments have been made to the organizational documents of Seller since January 26, 2017, and (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)
Amendment. This Amendment, duly executed and delivered by Seller and Buyer.

(b)
Fees. Payment by Seller of (i) the Extension Fee and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

(c)
Officer’s Certificate. A signed Officer’s Certificate of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since January 26, 2017, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)
Good Standing. Certificates of existence and good standing and/or qualification to engage in business for the Seller, Pledgor and Guarantor.

4.
Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Guaranty and the Pledge and Security Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each of Guarantor and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

5.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

6.
Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

8.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

9.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.
References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A.,

a national banking association

By:

Name: Anthony Preisano

Title: Executive Director

[Signatures continue on the following page]

SELLER:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:

Name: J. Michael McGillis

Title: Authorized Signatory

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC, a Delaware

limited liability company

By:

Name: J. Michael McGillis

Title: Authorized Signatory

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a Maryland

corporation

By:

Name: J. Michael McGillis

Title: Authorized Signatory